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                                                                    EXHIBIT 23.3

                 CONSENT OF ERNST & YOUNG, INDEPENDENT AUDITORS


    We consent to the reference to our firm under the captions "Summary Financial Data", "Selected Financial Data" and "Experts" and to the use of our report dated January 15, 1999, in the Registration Statement (Form F-1 No. 333-72075) and related Prospectus of TownPagesNet.com plc for the registration of 2,530,000 of its ordinary shares.


                                              /s/ Ernst & Young

Reading, England


April 29, 1999